UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 14, 2005

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50386	98-040164
(Commission File Number)	(IRS Employer Identification No.)

The Oil & Gas Commerce Building
309 West 7th Street, Suite 1600
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Private Placement

On September 14, 2005, Cano Petroleum, Inc. (“Cano”) entered into Subscription Agreements with each of Touradji Global Resources Master Fund, Ltd., Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC and Crestview Capital Master, LLC (the “Investors”) for the Investors to purchase an aggregate of 2,603,864 shares of Cano common stock at a per share purchase price of $4.14 per share for an aggregate of $10,780,000.  $4.14 was the closing price of Cano common stock on September 13, 2005 on the American Stock Exchange, the date the Investors submitted their Subscription Agreements.  The funds will be used for general corporate purposes and working capital.  Each of the investors purchased the number of shares set forth opposite their name below:

•                  Touradji Global Resources Master Fund, Ltd. – 1,000,000 shares

•                  Renaissance US Growth Investment Trust PLC – 301,932 shares

•                  BFS US Special Opportunities Trust PLC – 301,932 shares

•                  Crestview Capital Master, LLC – 1,000,000 shares

Cano has agreed to use its best efforts (i) to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), registering for resale the shares sold in the private placement and (ii) to cause the registration statement to be declared effective by the Securities and Exchange Commission (“Commission”) at the earliest practicable date.

The common stock purchased from Cano was not registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements.  This notice shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

Item 3.02.              Unregistered Sales of Equity Securities.

On September 14, 2005, Cano sold an aggregate of 2,603,864 shares of Cano common stock at a per share purchase price of $4.14 per share for an aggregate of $10,780,000.  $4.14 was the closing price of Cano common stock on September 13, 2005 on the American Stock Exchange. Each of the Investors purchased the number of shares set forth opposite its name below:

•                  Touradji Global Resources Master Fund, Ltd. – 1,000,000 shares

•                  Renaissance US Growth Investment Trust PLC – 301,932 shares

•                  BFS US Special Opportunities Trust PLC – 301,932 shares

•                  Crestview Capital Master, LLC – 1,000,000 shares

The shares were sold only to “accredited investors” pursuant to an exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated pursuant to the Securities Act.

Item 9.01.                                          Financial Statements and Exhibits.

(c)           Exhibits

10.1	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Touradji Global Resources Master Fund, Ltd.

10.2	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Renaissance US Growth Investment Trust PLC.

10.3	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and BFS US Special Opportunities Trust PLC.

10.4	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Crestview Capital Master, LLC.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: September 20, 2005
	By:	/s/ Michael J. Ricketts
Michael J. Ricketts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Touradji Global Resources Master Fund, Ltd.

10.2	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Renaissance US Growth Investment Trust PLC.

10.3	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and BFS US Special Opportunities Trust PLC.

10.4	Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Crestview Capital Master, LLC.